UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022 (February 24, 2022)

Gray Television, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, the Board of Directors (the “Board”) of Gray Television, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, increased the size of the Board from ten to eleven members and appointed Lorri McClain to serve as a director, effective March 1, 2022. Ms. McClain, who satisfies the independence requirements of the NYSE and the Securities and Exchange Commission (the “SEC”) rules, will serve for an initial term to expire concurrently with the terms of the other members of the Board at the Company’s 2022 annual meeting of stockholders, and until her successor is duly elected and qualified. Ms. McClain previously served as an executive officer of a privately owned cable television operator serving customers in three Mid-Atlantic states, and currently is active as a private investor and with numerous non-profit charitable organizations and philanthropic activities.

There are no arrangements or understandings between Ms. McClain and any other persons pursuant to which Ms. McClain was appointed as a director, and Ms. McClain is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933. Ms. McClain’s compensation will be consistent with other non-employee members of the Board, which is described in the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 25, 2021, and as may be amended from time to time by the Board.

Item 7.01.  Regulation FD Disclosure.

On February 28, 2022, the Company issued a press release announcing the appointment of Ms. McClain to the Board, as described under Item 5.02, above. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information included in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Gray Television, Inc. – Director Appointment – Lorri McClain, on February 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

March 1, 2022	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Executive Vice President and Chief Financial Officer